COLUMBIA FUNDS SERIES TRUST I

Active Portfolios® Multi-Manager Small Cap Equity Fund

(the “Fund”)

Supplement dated July 19, 2012 to the Fund’s prospectus dated March 14, 2012 and the Fund’s statement of additional information dated June 18, 2012

James L. Callinan, of RS Investment Management Co., LLC (“RS Investments”), portfolio manager of the sleeve of the Fund subadvised by RS Investments (the “RS Investments sleeve of the Fund”), has announced that he plans to retire from RS Investments, at the end of September 2012. Until then, Mr. Callinan will continue to serve as portfolio manager of the RS Investments sleeve of the Fund.

Accordingly, effective September 30, 2012, all references to James L. Callinan as co-manager of the Fund, and/or portfolio manager of the RS Investments sleeve of the Fund, are deleted. It is expected that the Fund’s prospectus and statement of additional information will be supplemented again prior to September 30, 2012 to reflect further updates with respect to the RS Investments sleeve of the Fund.

Shareholders should retain this Supplement for future reference.

C-1846-1 A (7/12)